Exhibit 10.2

AMENDMENT TO WARRANT AGREEMENT

THIS AMENDMENT TO WARRANT AGREEMENT (this “Amendment”), dated as of April 16, 2024, is by and between Applied DNA Sciences, Inc., a Delaware corporation (the "Company"), and Equiniti Trust Company, LLC, a New York limited liability trust company (formerly known as American Stock Transfer & Trust Company, LLC), as Warrant Agent (the “Warrant Agent”).

WHEREAS, pursuant to a Placement Agency Agreement, dated January 31, 2024, by and among the Company and Maxim Group, LLC and Securities Purchase Agreements, dated January 31, 2024, by and between the Company and the purchasers on the signature pages thereto, the Company engaged in a registered direct offering of 3,228,056 shares of its Common Stock, par value $0.001 per share (“Common Stock”) and pre-funded warrants to purchase 2,416,005 shares of Common Stock, and in a concurrent private placement, unregistered common warrants to purchase 11,288,122 shares of Common Stock and, in connection therewith, has determined to amend the terms of certain book-entry warrants held by certain holders (the “Holders”), to purchase 457,813 shares of Common Stock, having an original issue date of November 15, 2019 and an original exercise price of $1.47 per share (the “Book-Entry Warrants”), on the terms and conditions set forth in this Amendment; and

WHEREAS, all acts and things have been done and performed which are necessary to amend the Book-Entry Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.	Recitals. The foregoing Recitals are hereby incorporated into and made part of this Amendment.

2.	Exercise Price; Expiration Date. The exercise price of the Book-Entry Warrants is hereby changed from $1.47 to $0.609, and the expiration date of the Book-Entry Warrants is hereby extended from November 15, 2024 to August 9, 2028, subject in both cases to the Company’s receipt of approval pursuant to the applicable rules and regulations of The Nasdaq Stock Market LLC from the shareholders of the Company.

3.	Representations and Warranties; Consent. Dillon Hill Investment Company LLC (“Dillon Hill Investment”), as a Holder of certain Book-Entry Warrants, represents and warrants that it owns a total of 198,739 Book-Entry Warrants to purchase shares of Common Stock and consents to the Amendment. Dillon Hill Capital LLC (“Dillon Hill Capital” and, together with Dillon Hill Investment, “Dillon Hill”), as a Holder of certain Book-Entry Warrants, represents and warrants that it owns a total of 201,000 Book-Entry Warrants to purchase shares of Common Stock and consents to the Amendment. The Company represents and warrants that a total of 457,813 Book-Entry Warrants to purchase shares of Common Stock are outstanding as of the date hereof, and that based on Dillon Hill’s representation and warranties in this paragraph 3, Dillon Hill, collectively, owns more than sixty-five percent (65%) of the outstanding Book-Entry Warrants.

4.	Entire Agreement. The terms and conditions of this Amendment shall be incorporated by reference in the Book-Entry Warrants as though set forth in full in the Book-Entry Warrants. In the event of any inconsistency between the provisions of this Amendment and any other provision of the Book-Entry Warrants, the terms and provisions of this Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Book-Entry Warrants shall remain in full force and effect to the extent in effect on the date of this Amendment. The terms of the Book-Entry Warrants, as modified by this Amendment, constitute the complete agreement among the parties and supersede any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter of the Book-Entry Warrants.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

APPLIED DNA SCIENCES, INC.

By:
	Name:	James Hayward
	Title:	Chief Executive Officer

EQUINITI TRUST COMPANY, LLC, as Warrant Agent

By:
Name:
Title:

Agreed and Accepted:

DILLON HILL INVESTMENT COMPANY LLC

By:
Name:	Bruce Grossman
Title:	President

[Signature Page to Warrant Amendment]